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                                   EXHIBIT 23

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS WITH
                              RESPECT TO FORM S-8



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Registrant's previously filed Registration Statement (Registration No. 33-87288) on Form S-8.

Chicago, Illinois
October 20, 1997


                             ARTHUR ANDERSEN LLP
















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